UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 17, 2004

Financial Security Assurance Holdings Ltd.

(Exact name of registrant as specified in its charter)

New York	1-12644	13-3261323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Park Avenue, New York, NY
10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 826-0100

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 420.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                                                  Entry into a Material Definitive Agreement.

(a)                                  On December 17, 2004, the board of directors of Financial Security Assurance Holdings Ltd. (the “Company”) established, for the benefit of certain of its employees, certain employees of its affiliates or subsidiaries and certain members of its board of directors, a new deferred compensation plan, the “Financial Security Assurance Holdings Ltd. 2004 Deferred Compensation Plan,” a copy of which is attached hereto as Exhibit 10.1.  At the same time, the board of directors of the Company amended and restated its previous deferred compensation plan, the “Financial Security Assurance Holdings Ltd. 1995 Deferred Compensation Plan,” a copy of which is attached hereto as Exhibit 10.2.

Also on December 17, 2004, the board of directors of the Company established a new supplemental executive retirement plan, the “Financial Security Assurance Holdings Ltd. 2004 Supplemental Executive Retirement Plan,” a copy of which is attached hereto as Exhibit 10.3.  The board of directors of the Company also amended and restated its previous supplemental executive retirement plan, the “Financial Security Assurance Holdings Ltd. 1989 Supplemental Executive Retirement Plan,” a copy of which is attached hereto as Exhibit 10.4.

Item 9.01.                                                                  Financial Statements and Exhibits.

(c) Exhibits.

10.1	Financial Security Assurance Holdings Ltd. 2004 Deferred Compensation Plan, dated as of December 17, 2004.
10.2	Financial Security Assurance Holdings Ltd. 1995 Deferred Compensation Plan, as Amended and Restated as of December 17, 2004.
10.3	Financial Security Assurance Holdings Ltd. 2004 Supplemental Executive Retirement Plan, dated as of December 17, 2004.
10.4	Financial Security Assurance Holdings Ltd. 1989 Supplemental Executive Retirement Plan, as Amended and Restated as of December 17, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Date: December 17, 2004	By:		/s/ Bruce E. Stern
		Name:	Bruce E. Stern
		Title:	General Counsel and Managing Director

EXHIBIT INDEX

Exhibit Number	Description

10.1	Financial Security Assurance Holdings Ltd. 2004 Deferred Compensation Plan, dated as of December 17, 2004.
10.2	Financial Security Assurance Holdings Ltd. 1995 Deferred Compensation Plan, as Amended and Restated as of December 17, 2004.
10.3	Financial Security Assurance Holdings Ltd. 2004 Supplemental Executive Retirement Plan, dated as of December 17, 2004.
10.4	Financial Security Assurance Holdings Ltd. 1989 Supplemental Executive Retirement Plan, as Amended and Restated as of December 17, 2004.